UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2008

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On February 15, 2008, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will be presenting on February 20, 2008 at 3:00 p.m. local time, of the Roth Growth Stock Conference being held at the Ritz Carlton Laguna Niguel in Dana Point, California. This presentation, to be given by Sidney Hinton, the President and Chief Executive Officer of the Company, and Christopher T. Hutter, the Vice President and Chief Financial Officer of the Company, will include information about the business, operations, financial results and prospects of the Company and its subsidiaries, including operations, corporate developments, business initiatives and future prospects. A copy of the press release announcing this presentation is filed herewith as Exhibit 99.1 and incorporated herein by this reference. The Company’s presentation will be webcast live, and available thereafter on an archived basis, and a copy of the slide presentation to be given is available, on the Company’s website at www.powersecure.com under “Investors.” A copy of the slide presentation to be given at the Roth Growth Stock Conference is filed herewith as Exhibit 99.2 and incorporated herein by this reference. Messrs. Hinton and Hutter, and other officers and representatives of the Company, may also be giving this investment presentation from time to time, after this conference, to other investors, investment analysts and other members of the financial and investment community.
     The presentation filed herewith as Exhibit 99.2 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed with the Securities and Exchange Commission.
     The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
99.1	Press Release of PowerSecure International, Inc., issued February 15, 2008, announcing its presentation at the Roth Growth Stock Conference

99.2	Investment Slide Presentation of PowerSecure International, Inc., to be given on and after February 20, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Vice President and Chief Financial Officer

Dated: February 20, 2008

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